UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2011 (July 18, 2011)

THE WET SEAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18632	33-0415940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26972 Burbank

Foothill Ranch, CA 92610

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (949) 699-3900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2011, Jon C. Kubo, Senior Vice President, E-Commerce and Chief Information Officer of The Wet Seal, Inc. (the “Company”), resigned from his position as a Company executive. Under the terms of a Transition and Separation Agreement (the “Agreement”) entered into between Mr. Kubo and the Company, Mr. Kubo will remain employed by the Company in a non-executive role through September 30, 2011, subject to extensions in 30-day increments at the discretion of the Company, to assist with the transition of his responsibilities.

Subject to Mr. Kubo’s execution of a General Release of Claims in the form of Exhibit B to the Agreement, and satisfaction of certain transition duties specified in the Agreement to the reasonable satisfaction of the Company, Mr. Kubo will be entitled pursuant to the Agreement to receive the severance benefits provided for in Section 5.6 of the Employment Agreement entered into by and between the Company and Mr. Kubo, dated as of August 26, 2010 (the “Employment Agreement”), and previously filed as Exhibit 10.10 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 29, 2011, which is incorporated herein by this reference. These arrangements are also described on pages 39 and 40 of the Company’s Proxy Statement for its 2011 Annual Meeting of Stockholders. In addition, subject to Mr. Kubo’s satisfaction of certain transition duties specified in the Agreement to the reasonable satisfaction of the Company, the Company shall waive repayment of the first installment of the Promotion Bonus (within the meaning of the Employment Agreement) in the amount of $25,000. Mr. Kubo has also acknowledged and agreed that he shall not be entitled to receive the second installment of the Promotion Bonus in the amount of $25,000 irrespective of his continued employment in accordance with the Agreement.

The Company has commenced a search to find a replacement for Mr. Kubo.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Shell Company Transactions.

Not Applicable.

(d)	Exhibits.

10.1    Transition and Separation Agreement between the Company and Jon C. Kubo, dated as of July 18, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Wet Seal, Inc.

Dated: July 21, 2011	By:	/s/ Steven H. Benrubi
Name: Steven H. Benrubi
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Transition and Separation Agreement between the Company and Jon C. Kubo, dated as of July 18, 2011